Note 7 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income benefit at statutory rate	$ 938	$ 480
State income taxes (benefit), net of federal income tax benefit	1,066	57
Permanent differences	10	(91)
Change in valuation allowance	(2,030)	(450)
Other	$ 16	$ 4